Redeemable Noncontrolling Interest (Tables)	3 Months Ended
Mar. 31, 2021
Noncontrolling Interest [Abstract]
Summary of redeemable noncontrolling interest	The carrying value of the redeemable noncontrolling interest was $1.9 million as of March 31, 2021.

(in thousands)	2021
Beginning Balance	$—
Fair value at acquisition	1,804
Net income attributable to redeemable noncontrolling interests	38
Foreign currency translation adjustment	31

Ending Balance	$1,873